SUPPLEMENT NO. 4
                             dated October 13, 1999
                     to the Prospectus dated April 1, 1999
                         for the TIAA-CREF Mutual Funds

     The example table on page 12 of the prospectus, as amended by the initial Supplement to the prospectus, dated May 21, 1999, has changed to reflect the extension of the period during which Teachers Advisors has agreed to waive a portion of its fees for managing the funds. The extension of the fee waiver is described in Supplement No. 3 to the prospectus, dated September 30, 1999.

     The revised table below assumes you invested on January 1, 2000, and that the expense waiver expires on July 1, 2003. Based on those assumptions, the cost for investing $10,000 in any one of the TIAA-CREF Mutual Funds for the time periods indicated, and then redeeming all of your shares in that fund at the end of those periods will be as follows:

                                     1         3          5         10
                                   Year      Years      Years      Years

International Equity Fund          $50       $157       $364       $1,041

Growth  Equity Fund                $46       $144       $342       $  993

Growth & Income Fund               $44       $138       $331       $  970

Managed Allocation Fund(1)         $40       $125       $309       $  922

Bond PLUS Fund                     $31       $ 97       $259       $  814

Money Market Fund                  $30       $ 93       $253       $  802


     (1)The Managed Allocation Fund itself has no expense charges. However, shareholders in the Managed Allocation Fund will indirectly bear their pro rata share of the fees and expenses incurred by the funds in which the Managed Allocation Fund invests. The Expenses in the table are based on a typical asset mix for the Managed Allocation Fund: 24% Growth Equity Fund, 24% Growth & Income Fund, 12% International Equity Fund and 40% Bond PLUS Fund.